                                                                      EXHIBIT 99
 Chrysler Financial
 DaimlerChrysler Auto Trust 2001-A Monthly     Distribution Date:         6/6/01
 Servicer's Certificate (HG)                                         Page 1 of 2
--------------------------------------------------------------------------------

       Payment Determination Statement Number                                        3.00
       Distribution Date                                                           6/6/01

       DATES COVERED                                              FROM AND INCLUDING                   TO AND INCLUDING
      ---------------                                             -------------------                  ----------------
            Collections Period                                                 5/1/01                           5/31/01
            Accrual Period                                                     5/7/01                           6/5/01
            30/360 Days                                                       1/30/00
            Actual/360 Days                                                        30


                                                                                     NUMBER OF
       COLLATERAL POOL BALANCE DATA                                                  ACCOUNTS                    $ AMOUNT
       ----------------------------                                                  ---------                   --------
       Pool Balance - Beginning of Period                                             121,068                1,858,716,244.87
       Collections of Installment Principal                                                                     37,251,088.40
       Collections Attributable to Full Payoffs                                                                 16,372,833.65
       Principal Amount of Repurchases                                                                              24,807.87
       Principal Amount of Gross Losses                                                 -                          702,446.18
                                                                                                             ----------------

       Pool Balance - End of Period                                                   119,761                1,804,365,068.77
                                                                                                             ================



       POOL STATISTICS                                                                                        END OF PERIOD
       ---------------                                                                                       ----------------
       Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,974,999,135.90
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.91

       Ending O/C Amount                                                                                       121,099,869.16
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.07

       CUMULATIVE NET LOSSES                                                     62,495.01                         251,375.14
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.00
       Cumulative Recovery Ratio                                                                                         0.73
       60+ Days Delinquency Amount                                                                               2,923,528.88
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

       Weighted Average APR                                                                                              0.07
       Weighted Average Remaining Term (months)                                                                         48.83
       Weighted Average Seasoning (months)                                                                               7.78




 Chrysler Financial                             Distribution Date:        6/6/01

 DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S
 CERTIFICATE (HG)                                                    PAGE 2 OF 2
--------------------------------------------------------------------------------

 Cash Sources
      Collections of Installment Principal                   37,251,088.40
      Collections Attributable to Full Payoffs               16,372,833.65
      Principal Amount of Repurchases                            24,807.87
      Recoveries on Loss Accounts                 -             513,566.05
      Collections of Interest                                 9,952,994.94
      Investment Earnings                                       160,210.96
      Reserve Account                                         4,651,165.00
      Total Sources                                          68,926,666.87
                                                           ----------------


                                                           ================

 Cash Uses
      Servicer Fee                                           1,548,930.20
      Note Interest                                           7,156,824.82
      Reserve Fund                                            4,651,165.00
      O/C Release to Seller                                              -
      Note Principal                                         55,569,746.85
      Total Cash Uses                                        68,926,666.87
                                                           ----------------

                                                           ================

 Administrative Payment
 TOTAL PRINCIPAL AND INTEREST SOURCES                        68,926,666.87
--------------------------------------
 Investment Earnings in Trust Account                          (160,210.96)
 Daily Collections Remitted                                 (63,852,117.48)
 Cash Reserve in Trust Account                               (4,651,165.00)
 Servicer Fee (withheld)                                     (1,548,930.20)
 O/C Release to Seller                                                   -
                                                           ----------------
      PAYMENT DUE TO/(FROM) TRUST ACCOUNT                    (1,285,756.77)
                                                           ================


O/C Release     (Prospectus pg S16)
POOL BALANCE                                               1,804,365,068.77
-------------
Yield Supplement O/C Amount                                  (43,511,489.78)
Adjusted Pool Balance                                      1,760,853,578.99

Total Securities                                           1,683,265,199.61
                                                           -----------------

                                                           =================
Adjusted O/C Amount                                           77,588,379.38

O/C Release Threshold                                         70,434,143.16

O/C Release Period?  (A1 Notes Matured)           No

O/C Release                                                               -


                                                                    Beginning                   Ending                  Principal
                                                                     Balance                    Balance                  Payment
                                                                 ----------------           ----------------        ----------------
 NOTES & CERTIFICATES
Class A-1 300,000,000.00 @ 5.095%                                  178,368,946.46             122,799,199.61          55,569,746.85
Class A-2 790,000,000.00 @ 4.98%                                   790,000,000.00             790,000,000.00                --
Class A-3 370,000,000.00 @ 5.16%                                   370,000,000.00             370,000,000.00                --
Class A-4 340,000,000.00 @ 5.40%                                   340,000,000.00             340,000,000.00                --
Certificates                                                        60,466,000.00              60,466,000.00                --
                                                                 ----------------           ----------------          -------------
    Total Securities                                             1,738,834,946.46           1,683,265,199.61          55,569,746.85
                                                                 ================           ================          =============



                                                  Principal per            Interest              Interest per
                                                   $1000 Face              Payment                $1000 Face            Original
                                                ----------------       ----------------        ----------------     ----------------
Class A-1 300,000,000.00 @ 5.095%                    185.23                757,324.82                2.52             300,000,000.00
Class A-2 790,000,000.00 @ 4.98%                        --               3,278,500.00                4.15             790,000,000.00
Class A-3 370,000,000.00 @ 5.16%                        --               1,591,000.00                4.30             370,000,000.00
Class A-4 340,000,000.00 @ 5.40%                        --               1,530,000.00                4.50             340,000,000.00
Certificates                                            --                        --                  --               60,466,000.00
                                                                         ------------                               ----------------
    Total Securities                                                     7,156,824.82                               1,860,466,000.00
                                                                         ============                               ================



* Class A-1 Interest is computed on an Actual/360 Basis.  Days in current
period      30
        ------